UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 26, 2008
El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-33825 (Commission File Number)	26-0789784 (IRS Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 26, 2008, we are announcing earnings results for the quarter ended December 31, 2007. A copy of our earnings release is attached as Exhibit 99.A. A copy of our slide presentation is attached as Exhibit 99.B and is available on our website at www.eppipelinepartners.com. The corresponding exhibits listed under Item 9.01 of this current report on Form 8-K are not filed, but are furnished to comply with Item 2.02 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated February 26, 2008.
99.B	Slide Presentation dated February 26, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.
By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller (Principal Accounting and Financial Officer)

     Dated: February 26, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated February 26, 2008.
99.B	Slide Presentation dated February 26, 2008.